SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                  DELAWARE                                   (0-19410)
     (State or Other Jurisdiction of Incorporation) (Commission File Number)

             70 WALNUT STREET, WELLESLEY HILLS, MASSACHUSETTS 02481
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 239-7502

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

     On December 17, 2007, Point Therapeutics, Inc. ("Point") issued a press release announcing that the NASDAQ Listing Qualifications Panel has granted Point's request for the continued listing of its securities on The NASDAQ Capital Market. Point's continued listing is subject to the satisfaction of certain conditions by January 30, 2008, including completion of the previously-announced merger between Point and DARA BioSciences, Inc. ("DARA") and approval of the NASDAQ initial listing application filed by Point and DARA on October 26, 2007.

     A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           99.1 - Press release issued by Point dated December 17, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POINT THERAPEUTICS, INC.

December 17, 2007                  By:   Richard N. Small
                                         ---------------------------------------
                                   Name:  Richard N. Small
                                   Title: Treasurer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit           Description
-------           ---------------
99.1              Press release issued on December 17, 2007.